EX-32

                           SECTION 1350 CERTIFICATION

      In connection with the quarterly report of World Am, Inc. ("Company") on Form 10-QSB for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 19, 2006                  /s/ Robert A. Hovee
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                                        Robert A. Hovee,
                                        Chief Executive Officer


Dated: August 19, 2006                  /s/ David J. Barnes
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                                        David J. Barnes,
                                        Chief Financial Officer